柏宇科技 (Boryeu Technology Co., LTD)

與

智成科技 (IntelligenTek Corp.)

之

協議備忘錄 (MOU)

1.

參與者.

此文件為以下雙方之協議備忘錄

柏宇科技 , 地址為: 臺北市信義區基隆路二段189號6樓之2 , 和

智成科技 , 地址為: NASA Research Park, Mail Stop 19-46, Room 19-1071, Moffett Field, CA 94035, USA .

2.

目的.

此備忘錄之目的將建立以下之條件, 包括柏宇科技所要求之規格,  採購之單價與數量, 與智成科技之產品發展之功能品質和期限之規範。

3.

備忘錄條款.

此備忘錄從簽字日期起生效. 產品之發展期限為:

a.

安全監視系統: 從人員為此增修功能到位後, 預定為30 ~ 60 天內完成, 視可資利用之人力而定.

b.

在WinCE 之平臺作三度空間(3D)之面孔辨識: 從人員為此增修功能到位後, 預定為約120 天內完成.

其增加功能為:

i)

從現有之二度空間(2D)之面孔辨識轉為三度空間(3D)面孔辨識.

ii)

從現有之Windows XP 轉為WinCE/Windows Mobile之操作平台.

c.

驗收: 柏宇科技應於智成科技完成交貨之日起三十日內派員進行試用, 驗收，若因可歸責於柏宇科技之事由致驗收程序未能進行者，或柏宇科技未於該期間內提出書面修正內容者，雙方同意即視為驗收完成。

d.

 如智成科技未能符合上述之承諾, 此備忘錄也可被協議以書面通知終止, 通知將用掛號信親自送達或寄到上述之地址交付。

4.

合作模式.

A.

柏宇科技提供一套其臉部辨識之硬體系統及必要之軟體介面予智成科技作為此套系統研發測試之用.

B.

柏宇科技將提供存於其Active RFID 內之Biometrics 資訊予智成科技作為比對之用.

c.

智成科技將與柏宇科技簽署NDA.

d.

進一步合作模式, 如成本分擔與利益分享, 可再議定.

5.

 付款.

如智成科技發展產品之功能品質和期限符合柏宇科技所要求之規格, 柏宇科技將付款如下所述:

a.

數額:

i)

3D面孔辨識軟體預計套數:    將視初期客戶群而定.

ii)

安全監視系統軟體預計套數: 將視初期客戶群而定.

b.

單價: 將視實際數額之大小決定之.

c.

時間: 驗收完成後一個月內付款.

6.

總則規定:

a.

附件: (一) . 產品規格.

b.

雙方可許請求修改此備忘錄: 任何改變, 修改/正或校正須雙方以書面同意簽字, 合併, 和有效地執行此備忘錄 。

c.

適用法律。這備忘錄 的架構、解釋和執行將由臺灣與美國加州之法律來管理。

d.

全部協議。這備忘錄, 包括   3 頁, 代表整個雙方之協議和代替所有之前的預先交涉, 無論是書面或口頭的表示和協議。

7.

 備忘錄分執

本正本壹式二份，由雙方各執一份為憑。

8.

署名.

雙方在此證明此備忘錄乃為個自之適當授權代表執行之. 日期於下證明了雙方已讀, 瞭解, 和同意這備忘錄 的期限和條件。

立備忘錄人:

 柏宇科技 (Boryeu Technology Co., LTD)

代 表 人 :  蘇茂德

簽    名 : __________________

日期: ______________

地    址 :  臺北市信義區基隆路二段189號6樓之2

電    話 :  886-2-2377-5757

智成科技 (IntelligenTek Corp.)

代 表 人 :  林智勇

簽    名 : __________________

日期: ______________

地    址 :

NASA Research Park,

Mail stop 19-46, Room# 19-1071,

Moffett Field, CA 94043

USA

電    話 : 002-1-650-254-0330

附件: (一) . 產品規格.

1. 三度空間(3D) 面孔認識在WinCE 之平臺:

這個套裝軟體的目的是使用照相機攝取一個面孔圖像從正交(90) 到45 度偏鋒角度, 然後和面孔圖像資料庫比對辨認該面孔是誰。 一旦面孔被辨認為某人, 這人和他的RFID 徽章(身份證卡片相比) 可進一步核對, 以確認該人使用真正身份證卡片通過安全檢查。

我們的工程團隊將接著推薦一個WinCE H/W 平臺(例如DSP 和CPU (即 ARM11)的種類) 來執行此程式。

我想在這個可在任意(但仍可辨識)角度下辨認面孔之套裝軟體, 將能直接為您在生意競爭上拔得頭籌, 我們將進一步完成此套裝軟體, 如果您做進一步提供資源的承諾。如果柏宇科技(Boryeu)與智成科技之間能有協議備忘錄(MOU, 不須合同)的話, 我們將能對發展平臺和計劃里程表作初步的調查。 我能起草MOU/或合約給您。

2.安全監視:

我們能定做各種各樣的行為偵查, 譬如計數人/車 出入, 物件被取走或被留下, 反跟隨(夾帶人)過關, 反跟車過關(anti-tailgating). 我們能為您的顧客包裝他們所須之功能特點。